UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22437
Guggenheim Taxable Municipal Managed Duration Trust
(Exact name of registrant as specified in charter)
227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)
Amy J. Lee

227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)
Registrant's telephone number, including area code:  (312) 827-0100
Date of fiscal year end: May 31
Date of reporting period: June 1, 2018 – November 30, 2018

Item 1.  Reports to Stockholders.
The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is as follows:

GUGGENHEIMINVESTMENTS.COM/GBAB
... YOUR LINK TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/gbab, you will find:
•	Daily, weekly and monthly data on share prices, net asset values, distributions and more

•	Monthly portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Trust and adviser contact information
Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Trust’s website in an ongoing effort to provide you with the most current information about how your Trust’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Trust.

(Unaudited)	November 30, 2018

DEAR SHAREHOLDER
We thank you for your investment in the Guggenheim Taxable Municipal Managed Duration Trust (the “Trust”). This report covers the Trust’s performance for the six-month period ended November 30, 2018.
The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. Under normal market conditions, the Trust invests at least 80% of its net assets plus the amount of any borrowings for investment purposes (“Managed Assets”) in a diversified portfolio of taxable municipal securities, and may invest up to 20% of Managed Assets in securities other than taxable municipal securities.
All Trust returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended November 30, 2018, the Trust provided a total return based on market price of 2.56% and a total return based on NAV of 0.56%. As of November 30, 2018, the Trust’s market price of $21.23 per share represented a discount of 3.72% to its NAV of $22.05 per share.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Trust expenses. The market price of the Trust’s shares fluctuates from time to time, and may be higher or lower than the Trust’s NAV.
The Trust paid a monthly distribution of $0.12573 per share. The most recent distribution represents an annualized rate of 7.11% based on the Trust’s closing market price of $21.23 on November 30, 2018. There is no guarantee of future distributions or that the current returns and distribution rate will be maintained. The Trust’s distribution rate is not constant and the amount of distributions, when declared by the Trust’s Board of Trustees, is subject to change based on the performance of the Trust. Please see Note 2(f) on page 41 for more information on distributions for the period.
Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) serves as the investment adviser to the Trust. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Trust’s investment sub-adviser and is responsible for the management of the Trust’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.
We encourage shareholders to consider the opportunity to reinvest their distributions from the Trust through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 59 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly distribution in common shares of the Trust purchased in the market at a price less than NAV. Conversely, when the market price of the Trust’s common shares is at a premium above NAV, the DRIP reinvests participants’ distributions in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Trust endeavors to maintain a steady monthly distribution rate, the DRIP effectively provides an income averaging technique, which

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DEAR SHAREHOLDER (Unaudited) continued	November 30, 2018

causes shareholders to accumulate a larger number of Trust shares when the share price is lower than when the price is higher.
To learn more about the Trust’s performance and investment strategy for the semiannual period ended November 30, 2018, we encourage you to read the Questions & Answers section of this report, which begins on page 5.
We are honored that you have chosen the Guggenheim Taxable Municipal Managed Duration Trust as part of your investment portfolio. For the most up-to-date information regarding your investment, please visit the Trust’s website at guggenheiminvestments.com/gbab.
Sincerely,
Guggenheim Funds Investment Advisors, LLC
December 31, 2018

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QUESTIONS & ANSWERS (Unaudited)	November 30, 2018

Guggenheim Taxable Municipal Managed Duration Trust (the “Trust”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”). This team includes B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, CFA, JD, Senior Managing Director and Chief Investment Officer, Fixed Income; Jeffrey S. Carefoot, CFA, Senior Managing Director and Portfolio Manager; and Allen Li, CFA, Managing Director and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Trust’s strategy and performance for the six-month period ended November 30, 2018.
What is the Trust’s investment objective and how is it pursued?
The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in a diversified portfolio of taxable municipal securities. Under normal market conditions, the Trust will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes (“Managed Assets”) in taxable municipal securities, including Build America Bonds (“BABs”), which qualify for federal subsidy payments under the American Recovery and Reinvestment Act of 2009 (the “Act”).
Under normal market conditions, the Trust may invest up to 20% of its Managed Assets in securities other than taxable municipal securities, including tax-exempt municipal securities, from which interest income is exempt from regular federal income tax (sometimes referred to as “tax-exempt municipal securities”), asset-backed securities (“ABS”), senior loans, and other income-producing securities.
At least 80% of the Trust’s Managed Assets are invested in securities that, at the time of investment, are investment grade quality. The Trust may invest up to 20% of its Managed Assets in securities that, at the time of investment, are below investment grade quality. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. The Trust does not invest more than 25% of its Managed Assets in municipal securities in any one state of origin or more than 15% of its Managed Assets in municipal securities that, at the time of investment, are illiquid.
Most of the portfolio is invested in Build America Bonds. Has anything changed in that market?
Following the 2009 financial crisis, BABs were created to support job-creating projects funded by the public finance market. Proceeds were commonly used to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports, and public buildings. Although interest received on BABs are subject to federal income tax, issuers of these securities are eligible to receive a subsidy from the U.S. Treasury of up to 35% of the interest paid on the bonds. As a result of this tax provision, interest rates on BABs were relatively competitive from the perspectives of both investors and issuers.
Because the relevant provisions of the Act were not extended, bonds issued after December 31, 2010 cannot qualify as BABs. Therefore, the number of BABs available in the market is limited. Nearly $200 billion in BABs were issued before the program ended in 2010.

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BABs have a feature that provides issuers the option to redeem the BABs if the U.S. government reduces the subsidy to the municipality. In 2013, the U.S. Congress mandated sequestration, which included a reduction to BABs’ federal subsidy. Each year since 2013, federal subsidy payments have been cut by 6-9%. The subsidy cuts effectively increase borrowing costs for issuers and cause BABs to become callable. Nevertheless, the subsidy still in effect remains attractive to issuers, so relatively few BABs have been called.
Since the BABs program concluded, proposals to reauthorize BABs or enact similar legislation have not been successful. Domestic infrastructure spending could result in some sort of qualified infrastructure bonds, including a program similar to BABs as a supplement to other programs involving other taxable or tax-exempt municipal bonds.
What were the significant events over the six-month period ended November 30, 2018 affecting Guggenheim’s view of the economy and market environment?
The market volatility seen in the final months of 2018 laid bare the tension that we expect to drive markets in the coming year. As we have highlighted previously, U.S. gross domestic product (“GDP”) growth has been unsustainably strong, and the U.S. Federal Reserve (the “Fed”) had no choice but to signal its intent to slow growth down in an effort to reduce inflationary pressures and stabilize the labor market. At the same time, risky asset valuations reflected market expectations that strong growth would continue well into the future.
The U.S. economy expanded at a rate of about 3% in 2018, which Guggenheim finds to be roughly twice the pace needed to limit further tightening of the labor market. Tepid supply-side growth means the economy’s longer-run “speed limit” is lower than most people think at around 1.5%, with corresponding equilibrium payroll gains in the neighborhood of just 95,000 per month. This implies that a big growth slowdown will be needed for the Fed to fulfill its “maximum sustainable employment” objective. Like most forecasters, we envision a slowdown in 2019, but we expect growth to remain above potential for most of the year, resulting in further tightening of the labor market.
With growth set to slow, the prospects for further rate increases have become more uncertain, particularly in light of recent market volatility. As the Fed enters a more data-dependent phase, Guggenheim has changed its call for increases in the federal funds’ rate in 2019 from four to two. A key element of the change in our forecast is that tighter financial conditions take some pressure off the Fed to raise the federal funds’ rate. Essentially, the markets have done some tightening for the Fed, which limits the need for the Fed to hike rates as much. Our expectation for two rate hikes in 2019 is also based on the Fed continuing along its pre-set course for balance sheet runoff. Our work shows that balance sheet runoff equates to at least an extra 25 basis point hike in both 2018 and 2019.
Yields on U.S. Treasury securities have fallen in recent months, but we expect higher yields in 2019 as the Fed delivers more rate hikes than the market is pricing in. As with the last hiking cycle, we believe the market is underestimating the terminal rate, which argues for maintaining an underweight duration stance.
In the six months ending November 30, 2018, the U.S. Treasury curve continued its bear-flattening trend, as the yield on the two-year Treasury rose 36 basis points, from 2.43% to 2.79% and the yield on

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the 10-year Treasury rose just 13 basis points, from 2.86% to 2.99%. The difference between the two-year Treasury and 10-year Treasury narrowed from 43 basis points to 20 basis points. At its December meeting, the Federal Open Market Committee (“FOMC”) raised the federal funds rate as expected to a target range of 2.25-2.50%, and added language around the future course of policy. The adjusted language suggests the Fed will be more data dependent going forward, saying that it will “continue to monitor global economic and financial developments and assess their implications for the economic outlook.”
The weak link in the U.S. economy is corporate balance sheets that are burdened with too much debt. One aspect of this story that is underappreciated by markets is the deterioration in working capital management relative to the past cycle. Our analysis shows that corporations’ short-term liabilities are rising as they take longer to pay their suppliers. This trend increases the interconnectedness of U.S. companies and could worsen the next downturn.
Market sentiment is dependent on the continuation of above potential growth, an outcome the Fed cannot tolerate indefinitely, and economic history tells us we should not expect. With this in mind, we continue to reduce credit exposure in the portfolio.
How did the Trust perform for the six-month period ended November 30, 2018?
All Trust returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended November 30, 2018, the Trust provided a total return based on market price of 2.56% and a total return based on NAV of 0.56%. As of November 30, 2018, the Trust’s market price of $21.23 per share represented a discount of 3.72% to its NAV of $22.05 per share. As of May 31, 2018, the Trust’s market price of $21.44 per share represented a discount of 5.51% to its NAV of $22.69 per share.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Trust expenses. The market price of the Trust’s shares fluctuates from time to time, and may be higher or lower than the Trust’s NAV.
The Trust paid a monthly distribution of $0.12573 per share. The most recent distribution represents an annualized rate of 7.11% based on the Trust’s closing market price of $21.23 on November 30, 2018.
There is no guarantee of future distributions or that the current returns and distribution rate will be maintained. The Trust’s distribution rate is not constant and the amount of distributions, when declared by the Trust’s Board of Trustees, is subject to change based on the performance of the Trust. Please see Note 2(f) on page 41 for more information on distributions for the period.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2018

Why did the Trust accrue excise tax during the six-month period ended November 30, 2018?
As a registered investment company, the Trust is subject to a 4% excise tax that is imposed if the Trust does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the trust’s fiscal year). The Trust generally intends to distribute income and capital gains in the manner necessary to minimize (but not necessarily eliminate) the imposition of such excise tax. While the Trust’s income and capital gains can vary significantly from year to year, the Trust seeks to maintain more stable monthly distributions over time. The Trust may retain income or capital gains and pay excise tax when it is determined that doing so is in the best interest of shareholders. Management, in consultation with the Trust’s Board of Trustees, evaluates the costs of the excise tax relative to the benefits of retaining income and capital gains, including that such undistributed amounts (net of the excise tax paid) remain available for investment by the Trust and are available to supplement future distributions, which may facilitate the payment of more stable monthly distributions year over year.
How did other markets perform in this environment for the six-month period ended November 30, 2018?
Index	Total Return
ICE BofA ML Build America Bond Index	-0.59%
Bloomberg Barclays Taxable Municipal Index	-0.50%
Bloomberg Barclays Municipal Bond Index	0.42%
Bloomberg Barclays U.S. Aggregate Bond Index	-0.30%
Bloomberg Barclays U.S. Corporate High Yield Index	0.30%
Credit Suisse Leveraged Loan Index	1.21%
ICE BofA/ML ABS Master BBB-AA Index	1.33%
S&P 500 Index	3.02%

What was notable in the municipal market for the six-month period ended November 30, 2018?
From the beginning of 2018 through November, gross municipal issuance totaled $312 billion, about 17% lower than the same period in 2017. Since February 2017, monthly issuance has increased year-over-year for only a handful of months. Supply declines reflect the elimination of advanced refunding bonds, ongoing policy uncertainties, and fewer refinancing opportunities.
Taxable municipal issuance has accounted for roughly 10% of the annual new-issue municipal supply, and in 2018 may total more than $30 billion. Taxable supply is expected to increase as refunding activity shifts from the tax-exempt space.
The municipal market was estimated to be $3.83 trillion at the end of the period, and growth has been restrained by U.S. banks cutting their positions amid lower corporate tax rates, which have reduced the

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2018

appeal of tax-free income, and less buying by the household sector. Flows to retail funds ebbed as the year wore on, and in November experienced $5 billion in net outflows.
The tax-exempt municipal yield curve experienced a more parallel shift higher versus the bear flattener seen in the U.S. Treasury yield curve. With credit having richened further since the passage of tax cuts, this may be the time to focus on portfolio credit quality.
As interest rates slipped late in the period, municipal bond value began to rise, bringing period return for the Bloomberg Barclays Municipal Bond Index to 0.42%. This contributed to richer relative valuations of municipals versus U.S. Treasuries and investment grade, with slightly wider spreads.
The municipal market continues to digest the results of the 2018 midterm elections which had varying implications for state and local taxing capacity and approvals for over $50 billion of bonds.
Discuss Trust asset allocation and respective performance for the six-month period ended November 30, 2018.
The Trust’s asset allocation changed little over the period. The percentage of the Trust’s long-term investments (excluding cash) that was invested in taxable municipal bond securities remained at approximately 90%.
The balance of the Trust’s Managed Assets, equal to approximately 10% of the Trust’s long-term investments, was invested in ABS, bank loans, and high yield corporate bonds, as well as non-taxable municipal securities, such as tax-exempt municipal bonds. This exposure to leveraged credit, including senior floating rate interests and high yield bonds, and to ABS, contributed to Trust performance, as these sectors had positive returns over the period with low correlation to the Trust’s core holdings.
Positively influencing the Trust’s return for the period were duration and yield curve positioning, sector allocation, the use of derivatives, and the use of leverage to enhance the Trust’s returns. Performance was driven by favorable security selection and lower interest rate sensitivity than the ICE BofA/ML Build America Bond Index. Trust duration and credit quality remained stable over the period, helping manage risk. The Trust continued to focus on A-rated taxable municipals in credit selection. Given increased market volatility and idiosyncratic weakness, the Trust continues to seek attractive risk-adjusted investment opportunities.
The Trust used interest rate swaps during the period primarily as a buffer against potential increases in the Trust’s funding costs. The benefit from the swaps was incidental to the Trust’s performance for the period.
Discuss the Trust’s duration.
The Sub-Adviser employs investment and trading strategies that seek to maintain the leverage-adjusted duration of the Trust’s portfolio to generally less than 10 years. At November 30, 2018, the Trust’s duration was approximately six years. (Duration is a measure of a bond’s price sensitivity to changes in interest rates, expressed in years, and reflects the weighted average term to maturity of discounted bond cash flow.)

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The Sub-Adviser may seek to manage the Trust’s duration in a flexible and opportunistic manner based primarily on then-current market conditions and interest rate levels.
Discuss the Trust’s use of leverage.
Since leverage adds to performance when the cost of leverage is less than the total return generated by investments, the use of leverage contributed to the Trust’s total return based on NAV during the period. The Trust utilizes leverage as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. Leverage will not exceed 33.33% of the Trust’s Managed Assets.
As of November 30, 2018, the Trust’s leverage was approximately 18% of Managed Assets (including the proceeds of leverage), compared with about 19% six months ago. The Trust currently employs leverage through reverse repurchase agreements with three counterparties and a credit facility with a major bank.
There is no guarantee that the Trust’s leverage strategy will be successful. The Trust’s use of leverage may cause the Trust’s NAV and market price of common shares to be more volatile and could magnify the effect of any losses.
Index Definitions
Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.
The Bloomberg Barclays Municipal Bond Index is considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year.
The Bloomberg Barclays Taxable Municipal Index tracks performance of investment-grade fixed income securities issued by state and local governments whose income is not exempt from tax, issued generally to finance a project or activity that does not meet certain “public purpose/ use” requirements.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).
The Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.
The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the U.S.-dollar-denominated leveraged loan market.
The ICE BofA/ML ABS Master BBB-AA Index is a subset of the BofA/ML U.S. Fixed Rate Asset Backed Securities Index including all securities rated AA1 through BBB3, inclusive.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2018

The ICE BofA/ML Build America Bond Index is designed to track the performance of U.S. dollar-denominated Build America Bonds publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. market.
The Standard & Poor’s (“S&P 500”) Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of U.S. stock market.
Risks and Other Considerations
Investing involves risk, including the possible loss of principal and fluctuation of value.
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are expressed for informational purposes only and are subject to change at any time, based on market and other conditions, and may not come to pass.
These views may differ from views of other investment professionals at Guggenheim and should not be construed as research, investment advice, or a recommendation of any kind regarding the Trust or any issuer or security, do not constitute a solicitation to buy or sell any security and should not be considered specific legal, investment, or tax advice. The information provided does not take into account the specific objectives, financial situation, or particular needs of any specific investor.
The views expressed in this report may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. Actual results or events may differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession, and interest rates.
There can be no assurance that the Trust will achieve its investment objectives or that any investment strategies or techniques discussed herein will be effective. The value of the Trust will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown.

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Please see guggenheiminvestments.com/gbab for a detailed discussion of the Trust’s risks and considerations.
This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for, or in connection with, the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax, and/or legal professional regarding your specific situation.

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TRUST SUMMARY (Unaudited)	November 30, 2018

Trust Statistics
Share Price	$21.23
Net Asset Value	$22.05
Discount to NAV	-3.72%
Net Assets ($000)	$384,033

AVERAGE ANNUAL TOTAL RETURNS FOR
THE PERIOD ENDED NOVEMBER 30, 2018
Six month					Since
	(non-	One	Three	Five	Inception
annualized)		Year	Year	Year	(10/28/10)
Guggenheim Taxable Municipal Managed Duration Trust
NAV	0.56%	1.07%	5.82%	7.35%	8.88%
Market	2.56%	1.13%	6.01%	9.67%	8.11%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Trust expenses. The deduction of taxes that a shareholder would pay on Trust distributions or the redemption of Trust shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gbab. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Portfolio Breakdown	% of Net Assets
Municipal Bonds	108.2%
Corporate Bonds	6.2%
Senior Floating Rate Interests	3.1%
Asset-Backed Securities	1.5%
Money Market Fund	1.3%
Common Stocks	0.0%*
Warrant	0.0%*
Total Investments	120.3%
Other Assets & Liabilities, net	(20.3)%
Net Assets	100.0%

Portfolio breakdown and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/gbab. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.
* Less than 0.1%

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Ten Largest Holdings	% of Total Net Assets
State of West Virginia, Higher Education Policy Commission, Revenue Bonds,
Federally Taxable Build America Bonds 2010, 7.65%	3.6%
New Jersey Turnpike Authority Revenue Bonds, Build America Bonds, 7.10%	3.5%
Westchester County Health Care Corporation, Revenue Bonds, Taxable Build
America Bonds, 8.57%	3.4%
Dallas, Texas, Convention Center Hotel Development Corporation, Hotel Revenue
Bonds, Taxable Build America Bonds, 7.09%	3.3%
School District of Philadelphia, Pennsylvania, General Obligation Bonds,
Series 2011A, Qualified School Construction Bonds - (Federally Taxable -
Direct Subsidy), 6.00%	3.1%
Oakland Unified School District, County of Alameda, California, Taxable
General Obligation Bonds, Election of 2006, Qualified School Construction
Bonds, Series 2012B, 6.88%	2.9%
California, General Obligation Bonds, Various Purpose, Taxable Build
America Bonds, 7.70%	2.8%
Los Angeles Department of Water & Power Power System Revenue Revenue
Bonds, Build America Bonds, 7.00%	2.8%
Noblesville Multi-School Building Corporation, Hamilton County, Indiana,
Taxable Unlimited Ad Valorem Property Tax First Mortgage Bonds,
Build America Bonds, 6.50%	2.8%
Los Angeles Department of Water & Power Power System Revenue Revenue Bonds,
Build America Bonds, 7.00%	2.8%

Top Ten Total	31.0%
“Ten Largest Holdings” excludes any temporary cash or derivative investments.

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TRUST SUMMARY (Unaudited) continued	November 30, 2018

Portfolio Composition by Quality Rating*
% of Total
Rating	Investments
Fixed Income Instruments
AAA	1.1%
AA	59.0%
A	26.0%
BBB	6.7%
BB	3.6%
B	1.7%
CCC	0.2%
D	0.1%
NR**	0.5%
Other Instruments
Money Market Fund	1.1%
Common Stocks	0.0%***
Warrant	0.0%***
Total Investments	100.0%

*
Source: Factset. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All rated securities have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Unrated securities do not necessarily indicate low credit quality. Security ratings are determined at the time of purchase and may change thereafter.

**	NR securities do not necessarily indicate low credit quality.
***	Less than 0.1%.

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TRUST SUMMARY (Unaudited) continued	November 30, 2018

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SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2018

	Shares	Value

COMMON STOCKS† – 0.0%
Energy – 0.0%
SandRidge Energy, Inc.*	9,544	$ 93,531
Approach Resources, Inc.*	22,643	29,889
Total Energy		123,420

Consumer, Non-cyclical – 0.0%
Targus Group International Equity, Inc*,†††,1,2	17,838	46,227

Technology – 0.0%
Aspect Software Parent, Inc.*,†††,1,2	57	–
Total Common Stocks
(Cost $381,882)		169,647

WARRANT††† – 0.0%
Aspect Software, Inc.[1,2]	38,673	–
Total Warrant
(Cost $–)		--

MONEY MARKET FUND† – 1.3%
Dreyfus Treasury Prime Cash Management Fund – Institutional Shares 2.08%[3]	4,964,021	4,964,021
Total Money Market Fund
(Cost $4,964,021)		4,964,021

	Face
	Amount	Value

MUNICIPAL BONDS†† – 108.2%
California – 22.7%
Los Angeles Department of Water & Power Power System Revenue Revenue
Bonds, Build America Bonds[8]
7.00% due 07/01/41[4]	$ 10,000,000	10,835,100
7.00% due 07/01/41	10,000,000	10,554,800
Santa Ana Unified School District, California, General Obligation Bonds,
Federal Taxable Build America Bonds[8]
7.10% due 08/01/40	7,755,000	10,071,031
6.80% due 08/01/30	2,245,000	2,751,090
Oakland Unified School District, County of Alameda, California, Taxable
General Obligation Bonds, Election of 2006, Qualified School
Construction Bonds, Series 2012B
6.88% due 08/01/33	10,000,000	11,071,700
California, General Obligation Bonds, Various Purpose, Taxable Build
America Bonds[8]
7.70% due 11/01/30[4]	10,000,000	10,838,600
Long Beach Unified School District, California, Qualified School Construction
Bonds, Federally Taxable, Election of 2008, General Obligation Bonds
5.91% due 08/01/25	7,500,000	8,393,025

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 17

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2018

	Face
	Amount	Value

MUNICIPAL BONDS†† – 108.2% (continued)
California – 22.7% (continued)
Metropolitan Water District, Southern California, Water Revenue Bonds,
2010 Authorization, Taxable Build America Bonds[8]
6.95% due 07/01/40	$ 5,000,000	$ 5,285,150
Riverside Community College District General Obligation Unlimited
7.02% due 08/01/40[4]	5,000,000	5,284,750
Sonoma Valley Unified School District General Obligation Unlimited
7.12% due 08/01/28	3,330,000	3,559,870
California Housing Finance Agency Revenue Bonds
3.66% due 02/01/29	3,000,000	2,916,420
Monrovia Unified School District, Los Angeles County, California,
Election of 2006 General Obligation Bonds, Build America
Bonds, Federally Taxable[8]
7.25% due 08/01/28[4]	1,025,000	1,231,435
Cypress Elementary School District (Orange County, California), General
Obligation Bonds, Direct Pay Qualified School Construction
Bonds, 2008 Election
6.65% due 08/01/25	660,000	758,373
6.05% due 08/01/21[4]	340,000	355,973
Placentia-Yorba Linda Unified School District (Orange County, California),
General Obligation Bonds, Federally Taxable Direct-Pay Qualified
School Construction Bonds, Election of 2008
5.40% due 02/01/26	1,000,000	1,089,420
Culver Redevelopment Agency Successor Agency Tax Allocation
8.00% due 11/01/20	780,000	834,226
Alhambra Unified School District General Obligation Unlimited
6.70% due 02/01/26	500,000	572,640
California State University Revenue Bonds
3.90% due 11/01/47	500,000	465,705
Riverside County Redevelopment Successor Agency Tax Allocation
3.88% due 10/01/37	250,000	236,663
Total California		87,105,971

Washington – 10.2%
Washington State University, Housing and Dining System Revenue Bonds,
Taxable Build America Bonds[8]
7.40% due 04/01/41[4]	6,675,000	9,045,292
7.10% due 04/01/32	3,325,000	4,150,797
Washington State Convention Center Public Facilities District, Lodging Tax Bonds,
Taxable Build America Bonds[8]
6.79% due 07/01/40	5,000,000	6,226,750
Public Hospital District No. 1, King County, Washington, Valley Medical Center,
Hospital Facilities Revenue Bonds
8.00% due 06/15/40[4]	5,800,000	6,217,020
Central Washington University, System Revenue Bonds, 2010, Taxable Build
America Bonds[8]
6.50% due 05/01/30[4]	5,000,000	5,899,450

See notes to financial statements.

18 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2018

	Face
	Amount	Value

MUNICIPAL BONDS†† – 108.2% (continued)
Washington – 10.2% (continued)
City of Anacortes Washington Utility System Revenue Revenue Bonds
6.48% due 12/01/30	$ 5,000,000	$ 5,289,300
City of Auburn Washington Utility System Revenue Revenue Bonds
6.40% due 12/01/30[4]	2,000,000	2,107,420
Port of Seattle Washington Revenue Bonds
3.76% due 05/01/36	300,000	284,457
Total Washington		39,220,486

Illinois – 8.4%
Northern Illinois University, Auxiliary Facilities System Revenue Bonds,
Build America Bonds, Taxable[8]
8.15% due 04/01/41	5,000,000	5,247,900
7.95% due 04/01/35	4,500,000	4,714,965
Chicago, Illinois, Second Lien Wastewater Transmission Revenue Project Bonds,
Taxable Build America Bonds[8]
6.90% due 01/01/40	5,100,000	6,426,918
Illinois, General Obligation Bonds, Taxable Build America Bonds[8]
7.35% due 07/01/35	5,000,000	5,484,900
Chicago, Illinois, Second Lien Water Revenue Bonds, Taxable Build America Bonds[8]
6.74% due 11/01/40	2,990,000	3,760,134
Southwestern Illinois Development Authority Revenue Bonds
7.23% due 10/15/35[4]	3,000,000	3,140,430
Southwestern Illinois, Development Authority, Taxable Local Government,
Program Revenue Bonds, Flood Prevention District Project, Build
America Bonds[8]
7.03% due 04/15/32	2,000,000	2,090,420
State of Illinois General Obligation Unlimited
6.63% due 02/01/35	930,000	977,411
6.73% due 04/01/35	200,000	211,566
Chicago Board of Education General Obligation Unlimited
6.14% due 12/01/39	195,000	181,167
Total Illinois		32,235,811

Pennsylvania – 6.6%
School District of Philadelphia, Pennsylvania, General Obligation Bonds, Series 2011A,
Qualified School Construction Bonds – (Federally Taxable – Direct Subsidy)
6.00% due 09/01/30[4]	10,330,000	11,753,887
Pittsburgh, Pennsylvania, School District, Taxable Qualified School Construction Bonds
6.85% due 09/01/29	6,870,000	8,594,576
Lebanon Authority Revenue Bonds
7.14% due 12/15/35	4,865,000	5,042,038
Total Pennsylvania		25,390,501

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 19

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2018

	Face
	Amount	Value

MUNICIPAL BONDS†† – 108.2% (continued)
New York – 6.4%
Westchester County Health Care Corporation, Revenue Bonds, Taxable
Build America Bonds[8]
8.57% due 11/01/40[4]	$ 10,000,000	$ 13,016,900
Metropolitan Transportation Authority, New York, Transportation Revenue
Bonds, Taxable Build America Bonds[8]
6.55% due 11/15/31	5,000,000	6,003,200
7.13% due 11/15/30	5,000,000	5,362,750
Total New York		24,382,850

New Jersey – 6.3%
New Jersey Turnpike Authority Revenue Bonds, Build America Bonds[8]
7.10% due 01/01/41	10,000,000	13,502,900
Camden County Improvement Authority Revenue Bonds
7.75% due 07/01/34	8,000,000	8,423,680
7.85% due 07/01/35	2,000,000	2,106,520
Total New Jersey		24,033,100

Texas – 6.1%
Dallas, Texas, Convention Center Hotel Development Corporation, Hotel Revenue
Bonds, Taxable Build America Bonds[8]
7.09% due 01/01/42	10,000,000	12,799,200
El Paso, Texas, Combination Tax and Revenue Certification of Obligation, Taxable
Build America Bonds[8]
6.70% due 08/15/36	10,000,000	10,547,900
Total Texas		23,347,100

Michigan – 5.9%
Detroit City School District General Obligation Unlimited
6.85% due 05/01/40	5,000,000	5,172,500
7.75% due 05/01/39[4]	2,640,000	3,558,456
Whitehall District Schools, Muskegon County, Michigan, 2010 School Building and
Site Bonds, General Obligation, Unlimited Tax Bonds, Taxable Qualified
School Construction Bonds
6.10% due 05/01/26	2,500,000	2,611,975
6.50% due 05/01/29	2,000,000	2,090,420
Fraser Public School District, Macomb County, Michigan, General Obligation Federally
Taxable School Construction Bonds, 2011 School Building and Site Bonds
6.05% due 05/01/26	3,000,000	3,193,620
Detroit, Michigan, School District, School Building and Site Bonds, Unlimited Tax
General Obligation Bonds, Taxable Qualified School Construction Bonds
6.65% due 05/01/29	2,640,000	3,135,660
City of Detroit Michigan Water Supply System Revenue Revenue Bonds
5.00% due 07/01/41	1,555,000	1,619,812
Oakridge, Michigan, Public Schools, Unlimited Tax General Obligation Bonds
6.75% due 05/01/26[4]	1,000,000	1,035,010

See notes to financial statements.

20 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2018

	Face
	Amount	Value

MUNICIPAL BONDS†† – 108.2% (continued)
Michigan – 5.9% (continued)
Comstock Park Public Schools General Obligation Unlimited
6.30% due 05/01/26	$ 415,000	$ 444,764
Total Michigan		22,862,217

Indiana – 5.9%
Noblesville Multi-School Building Corporation, Hamilton County, Indiana, Taxable
Unlimited Ad Valorem Property Tax First Mortgage Bonds, Build America Bonds[8]
6.50% due 01/15/21	10,000,000	10,658,500
Evansville-Vanderburgh School Building Corp. Revenue Bonds
6.50% due 01/15/30	8,690,000	9,090,088
County of Knox Indiana Revenue Bonds
5.90% due 04/01/34	2,920,000	2,928,497
Total Indiana		22,677,085

Florida – 4.1%
County of Miami-Dade Florida Transit System Revenue Bonds, Build America Bonds[8]
6.91% due 07/01/39[4]	10,000,000	10,201,300
Orlando, Florida, Community Redevelopment Agency, Taxable Tax Increment Revenue
Build America Bonds[8]
7.78% due 09/01/40[4]	5,000,000	5,373,000
Total Florida		15,574,300

West Virginia – 3.6%
State of West Virginia, Higher Education Policy Commission, Revenue Bonds, Federally
Taxable Build America Bonds 2010[8]
7.65% due 04/01/40[4]	10,000,000	13,782,400

Colorado – 2.9%
Colorado, Building Excellent Schools Today, Certificates of Participation, Taxable Build
America Bonds[8]
7.02% due 03/15/21[4]	7,500,000	8,137,800
Colorado, Building Excellent Schools Today, Certificates of Participation, Taxable
Qualified School Construction
6.82% due 03/15/28	2,500,000	3,045,950
Total Colorado		11,183,750

Alabama – 2.7%
Alabama State University, General Tuition and Fee Revenue Bonds, Taxable Direct-Pay
Build America Bonds[8]
7.20% due 09/01/38[4]	5,000,000	5,127,200
7.10% due 09/01/35[4]	3,000,000	3,078,690
7.25% due 09/01/40[4]	2,000,000	2,050,300
Total Alabama		10,256,190

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 21

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2018

	Face
	Amount	Value

MUNICIPAL BONDS†† – 108.2% (continued)
Vermont – 2.7%
Vermont State Colleges, Revenue Bonds, Taxable Build America Bonds[8]
7.21% due 07/01/40[4]	$ 7,500,000	$ 7,930,575
6.10% due 07/01/25[4]	2,155,000	2,271,607
Total Vermont		10,202,182

Ohio – 2.6%
American Municipal Power, Inc., Combined Hydroelectric Projects Revenue Bonds,
New Clean Renewable Energy Bonds
7.33% due 02/15/28[4]	5,000,000	6,124,800
Madison Local School District, Richland County, Ohio, School Improvement, Taxable
Qualified School Construction Bonds
6.65% due 12/01/29	2,500,000	2,644,600
Toronto City School District, Ohio, Qualified School Construction Bonds General
Obligation Bonds
7.00% due 12/01/28	1,230,000	1,259,803
Total Ohio		10,029,203

Nevada – 2.5%
Nevada System of Higher Education University, Revenue Bonds, Build America Bonds[8]
7.90% due 07/01/40	5,050,000	5,415,973
7.60% due 07/01/30	1,500,000	1,601,850
Clark County, Nevada, Airport Revenue Bonds, Build America Bonds[8]
6.88% due 07/01/42	1,425,000	1,455,866
Las Vegas Valley Water District, Nevada, Limited Tax General Obligation Water Bonds,
Taxable Build America Bonds[8]
7.10% due 06/01/39[4]	1,200,000	1,223,304
Total Nevada		9,696,993

Louisiana – 2.4%
Orleans Parish, School Board of the Parish of Orleans, Louisiana
4.40% due 02/01/21[4]	8,000,000	8,181,520
Tangipahoa Parish Hospital Service District No. 1, Louisiana, Taxable Hospital Revenue
Bonds, North Oaks Health System Project, Build America Bonds[8]
7.20% due 02/01/42[4]	1,055,000	1,084,762
Total Louisiana		9,266,282

Mississippi – 1.9%
Medical Center Educational Building Corporation, Taxable Build America Bonds, University
of Mississippi Medical Center Facilities Expansion and Renovation Project[8]
6.84% due 06/01/35	5,000,000	5,232,000
Mississippi, Hospital Equipment and Facilities Authority, Taxable Build America Revenue
Bonds, Forrest County General Hospital Project[8]
7.27% due 01/01/32	1,000,000	1,033,200
7.39% due 01/01/40[4]	905,000	935,317
Total Mississippi		7,200,517

See notes to financial statements.

22 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2018

	Face
	Amount	Value

MUNICIPAL BONDS†† – 108.2% (continued)
South Carolina – 1.6%
County of Horry South Carolina Airport Revenue Revenue Bonds, Build America Bonds[8]
7.33% due 07/01/40	$ 5,000,000	$ 6,238,100

Georgia – 1.4%
Georgia Municipal Association, Inc., Certificates of Participation, DeKalb County
Public Schools Project
5.21% due 12/01/22[4]	5,000,000	5,318,550

South Dakota – 0.9%
City of Pierre South Dakota Electric Revenue Revenue Bonds
7.50% due 12/15/40	3,490,000	3,576,901

Puerto Rico – 0.2%
Puerto Rico Electric Power Authority Revenue Bonds
2.13% (3 Month USD LIBOR + 0.52%) due 07/01/29[5]	1,000,000	923,750

Oklahoma – 0.2%
Oklahoma Development Finance Authority Revenue Bonds
5.45% due 08/15/28	700,000	732,851

District of Columbia – 0.0%
Washington Convention & Sports Authority Revenue Bonds
4.31% due 10/01/40	100,000	99,690
Total Municipal Bonds
(Cost $376,316,677)		415,336,780

CORPORATE BONDS†† – 6.2%
Financial – 1.8%
Central Storage Safety Project Trust
4.82% due 02/01/38[6]	7,000,000	6,919,878
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.25% due 08/15/24[7]	125,000	120,312
Total Financial		7,040,190

Communications – 1.4%
Level 3 Financing, Inc.
5.38% due 01/15/24	1,661,000	1,630,255
5.38% due 05/01/25	572,000	556,985
Sprint Communications, Inc.
7.00% due 03/01/20[7]	900,000	930,375
DISH DBS Corp.
5.88% due 11/15/24	1,050,000	892,500
T-Mobile USA, Inc.
6.00% due 04/15/24	500,000	510,625
MDC Partners, Inc.
6.50% due 05/01/24[7]	500,000	425,000
Zayo Group LLC / Zayo Capital, Inc.
6.38% due 05/15/25	100,000	98,125

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 23

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2018

	Face
	Amount	Value

CORPORATE BONDS†† – 6.2% (continued)
Communications – 1.4% (continued)
CSC Holdings LLC
5.25% due 06/01/24	$ 100,000	$ 95,000
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[7]	100,000	81,750
Total Communications		5,220,615

Consumer, Non-cyclical – 1.2%
Tufts Medical Center, Inc. 7.00% due 01/01/38	1,500,000	1,748,761
Bausch Health Companies, Inc.
6.50% due 03/15/22[7]	1,000,000	1,031,040
Avantor, Inc.
6.00% due 10/01/24[7]	1,000,000	991,250
Great Lakes Dredge & Dock Corp.
8.00% due 05/15/22	250,000	255,675
WEX, Inc.
4.75% due 02/01/23[7]	250,000	246,925
ADT Corp.
6.25% due 10/15/21[4]	200,000	206,750
Total Consumer, Non-cyclical		4,480,401

Energy – 0.9%
EQT Corp.
8.13% due 06/01/19	1,200,000	1,228,117
Antero Resources Corp.
5.63% due 06/01/23	600,000	595,500
5.38% due 11/01/21	100,000	99,625
Husky Energy, Inc.
3.95% due 04/15/22	250,000	249,803
4.00% due 04/15/24	195,000	190,354
Sabine Pass Liquefaction LLC
5.63% due 02/01/21[4]	300,000	308,723
Equities Corp.
4.88% due 11/15/21	250,000	252,623
Buckeye Partners, LP
4.35% due 10/15/24	250,000	244,870
Cheniere Corpus Christi Holdings LLC
7.00% due 06/30/24	100,000	107,750
DCP Midstream Operating, LP
5.35% due 03/15/20[7]	100,000	101,000
Total Energy		3,378,365

See notes to financial statements.

24 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2018

	Face
	Amount	Value

CORPORATE BONDS†† – 6.2% (continued)
Technology – 0.4%
Qorvo, Inc.
5.50% due 07/15/26[7]	$ 1,500,000	$ 1,455,000
Infor US, Inc.
6.50% due 05/15/22	200,000	199,000
Total Technology		1,654,000

Industrial – 0.2%
Dynagas LNG Partners Limited Partnership / Dynagas Finance, Inc.
6.25% due 10/30/19	800,000	793,000

Consumer, Cyclical – 0.2%
Titan International, Inc.
6.50% due 11/30/23	850,000	784,125

Utilities – 0.1%
Superior Plus Limited Partnership / Superior General Partner, Inc.
7.00% due 07/15/26[7]	500,000	492,500

Basic Materials – 0.0%
Mirabela Nickel Ltd.
9.50% due 06/24/19[9]	96,316	29,617
Total Corporate Bonds
(Cost $16,843,255)		23,872,813

SENIOR FLOATING RATE INTERESTS††,5 – 3.1%
Consumer, Non-cyclical – 1.0%
Valeant Pharmaceuticals International, Inc.
2.75% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 11/27/25	3,000,000	2,952,000
Sound Inpatient Physicians Holdings, LLC
5.34% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 06/28/25	498,750	496,102
BCPE Eagle Buyer LLC
6.59% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 03/18/24	296,985	287,333
Certara, Inc.
5.89% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 08/15/24	82,301	81,735
Targus Group International, Inc.
due 05/24/16†††,1,2,9	213,492	–
Total Consumer, Non-cyclical		3,817,170

Technology – 0.8%
TIBCO Software, Inc.
5.85% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 12/04/20	673,964	673,290
Lytx, Inc.
9.09% (1 Month USD LIBOR + 6.75%, Rate Floor: 7.75%) due 08/31/23†††,1	574,085	562,846
EIG Investors Corp.
6.43% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) and
(3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 02/09/23	510,945	507,670

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 25

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2018

	Face
	Amount	Value

SENIOR FLOATING RATE INTERESTS††,5 – 3.1% (continued)
Technology – 0.8% (continued)
Aspect Software, Inc.
13.34% (3 month USD LIBOR + 11.00%, Rate Floor: 12.00%)
due 05/25/20[2]	$ 429,538	$ 357,745
Misys Ltd.
5.89% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/13/24	329,366	318,131
24-7 Intouch, Inc.
6.57% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 08/25/25	300,000	289,500
First Data Corp.
4.32% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 04/26/24	233,089	228,574
Jaggaer
6.34% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 12/28/24	148,875	148,503
Peak 10 Holding Corp.
5.89% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 08/01/24	99,497	96,078
Solera LLC
6.84% (1 month USD LIBOR + 11.50%, Rate Floor: 14.75%) due 03/03/21†††,1	37,500	35,120
Total Technology		3,217,457

Consumer, Cyclical – 0.4%
Accuride Corp.
7.64% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/17/23	613,053	591,597
WESCO
6.64% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/14/24†††,1	498,750	496,457
American Tire Distributors, Inc.
6.64% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 09/01/21	287,420	246,333
11.25% (3 Month USD LIBOR + 8.75%, Rate Floor: 9.75%) due 10/05/19	57,041	56,755
BBB Industries, LLC
6.81% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 08/01/25	250,000	249,687
Total Consumer, Cyclical		1,640,829

Communications – 0.4%
Houghton Mifflin Co.
5.35% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 05/28/21	595,418	548,380
Mcgraw-Hill Global Education Holdings LLC
6.34% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 05/04/22	445,424	410,347
Market Track LLC
6.64% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/05/24	246,875	241,937
SFR Group S.A.
6.31% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 08/14/26	200,000	190,250
Total Communications		1,390,914

See notes to financial statements.

26 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2018

	Face
	Amount	Value

SENIOR FLOATING RATE INTERESTS††,5 – 3.1% (continued)
Financial – 0.2%
Jane Street Group LLC
5.53% (2 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) and
(3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 08/25/22	$ 385,125	$ 381,516
PSS Companies
6.84% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 01/28/20	190,824	188,916
Total Financial		570,432

Industrial – 0.1%
STS Operating, Inc. (SunSource)
6.59% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/11/24	299,246	297,002
Bhi Investments LLC
6.99% (3 Month USD LIBOR + 4.50%, Rate Floor: 4.50%)
due 08/28/24	257,698	255,122
Imagine Print Solutions LLC
7.10% (1 Month USD LIBOR +4.75%, Rate Floor: 5.75%) due 06/21/22	197,000	188,135
Total Industrial		740,259

Utilities – 0.1%
MRP Generation Holding
9.39% (3 Month USD LIBOR + 7.00%, Rate Floor: 8.00%) due 10/18/22	294,000	285,180

Basic Materials – 0.1%
GrafTech Finance, Inc.
5.84% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 02/12/25	197,500	194,784
Total Senior Floating Rate Interests
(Cost $12,275,017)		11,857,025

ASSET-BACKED SECURITIES†† – 1.5%
Collateralized Loan Obligations – 1.4%
FDF I Ltd.
2015-1A, 7.50% due 11/12/30[7]	1,000,000	1,000,181
Venture XX CLO Ltd.
2015-20A, 8.74% (3 Month USD LIBOR + 6.30%, Rate Floor: 6.30%) due 04/15/27[5,7]	900,000	889,649
WhiteHorse X Ltd.
2015-10A, 7.75% (3 Month USD LIBOR + 5.30%, Rate Floor: 5.30%) due 04/17/27[5,7]	500,000	491,520
WhiteHorse VIII Ltd.
2014-1A, 7.09% (3 Month USD LIBOR + 4.55%, Rate Floor: 0.00%) due 05/01/26[5,7]	500,000	483,850
Flatiron CLO Ltd.
2013-1A, 7.80% (3 Month USD LIBOR + 5.35%, Rate Floor: 0.00%) due 01/17/26[5,7]	400,000	391,781
Octagon Investment Partners XX Ltd.
2014-1A, 7.87% (3 Month USD LIBOR + 5.25%, Rate Floor: 0.00%) due 08/12/26[5,7]	250,000	251,112
Octagon Investment Partners XXI Ltd.
2014-1A, 9.21% (3 Month USD LIBOR + 6.60%, Rate Floor: 0.00%) due 11/14/26[5,7]	250,000	250,888
Staniford Street CLO Ltd.
2014-1A, 5.83% (3 Month USD LIBOR + 3.50%, Rate Floor: 0.00%) due 06/15/25[5,7]	250,000	250,202

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 27

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2018

	Face
	Amount	Value

ASSET-BACKED SECURITIES†† – 1.5% (continued)
Collateralized Loan Obligations – 1.4% (continued)
Mountain Hawk II CLO Ltd.
2013-2A, 5.62% (3 Month USD LIBOR + 3.15%, Rate Floor: 0.00%) due 07/22/24[5,7]	$ 250,000	$ 249,737
Adams Mill CLO Ltd.
2014-1A, 7.44% (3 Month USD LIBOR + 5.00%, Rate Floor: 0.00%) due 07/15/26[5,7]	250,000	247,823
BNPP IP CLO Ltd.
2014-2A, 7.77% (3 Month USD LIBOR + 5.25%, Rate Floor: 0.00%)
due 10/30/25[5,7]	250,000	244,058
AIMCO CLO
2014-AA, 6.55% (3 Month USD LIBOR + 5.25%, Rate Floor: 0.00%)
due 07/20/26[5,7]	250,000	239,027
Avery Point V CLO Ltd.
2014-5A, 6.20% (3 Month USD LIBOR + 4.90%, Rate Floor: 0.00%)
due 07/17/26[5,7]	250,000	233,096
Total Collateralized Loan Obligations		5,222,924

Collateralized Debt Obligations – 0.1%
N-Star REL CDO VIII Ltd.
2006-8A, 1.59% (1 Month USD LIBOR + 0.36%, Rate Floor: 0.36%)
due 02/01/41[5,7]	336,372	334,502
Pasadena CDO Ltd.
2002-1A, 3.19% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.00%)
due 06/19/37[5,7]	34,817	34,762
Total Collateralized Debt Obligations		369,264

Whole Business – 0.0%
Icon Brand Holdings LLC
2012-1A, 4.23% due 01/25/43[6]	102,865	92,749

Transport-Aircraft – 0.0%
Raspro Trust
2005-1A, 2.74% (3 Month USD LIBOR + 0.40%, Rate Floor: 0.40%)
due 03/23/24[5,7]	13,637	13,606
Total Asset-Backed Securities
(Cost $4,723,547)		5,698,543
Total Investments – 120.3%
(Cost $415,504,399)		$ 461,898,829
Other Assets & Liabilities, net – (20.3)%		(77,866,030)
Total Net Assets – 100.0%		$ 384,032,799

See notes to financial statements.

28 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2018

CENTRALLY CLEARED INTEREST RATE SWAPS AGREEMENTS††

		Floating	Floating						Unrealized
		Rate	Rate	Fixed	Payment	Maturity	Notional	Market	Appreciation
Counterparty	Exchange	Type	Index	Rate	Frequency	Date	Amount	Value	(Depreciation)**
Bank of America	CME	Receive	3-Month USD LIBOR	1.64%	Quarterly	10/16/19	$(57,000,000)	$596,844	$596,844
Merrill Lynch
Bank of America	CME	Receive	3-Month USD LIBOR	1.46%	Quarterly	10/17/19	(25,000,000)	302,681	302,681
Merrill Lynch
									$899,525

*   Non-income producing security.
**  Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†    Value determined based on Level 1 inputs, unless otherwise noted — See Note 6.
††  Value determined based on Level 2 inputs, unless otherwise noted — See Note 6.
†††Value determined based on Level 3 inputs — See Note 6.
1   Security was fair valued by the Valuation Committee at November 30, 2018. The total market value of fair valued securities amounts to $1,140,650, (cost $1,564,131) or 0.3% of total net assets.
2    Affiliated issuer.
3    Rate indicated is the 7-day yield as of November 30, 2018.
4    All or a portion of these securities have been physically segregated in connection with borrowings, unfunded loan commitments, and reverse repurchase agreements. As of November 30, 2018, the total value of securities segregated was $170,933,824.
5    Variable rate security. Rate indicated is the rate effective at November 30, 2018. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
6    Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $7,012,627 (cost $7,367,447), or 1.8% of total net assets — See Note 12.
7    Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $11,480,946 (cost $10,574,994), or 3.0% of total net assets.
8    Taxable municipal bond issued as part of the Build America Bond program.
9    Security is in default of interest and/or principal obligations.
CME	Chicago Mercantile Exchange
LIBOR	London Interbank Offered Rate
USD	United States Dollar

See Sector Classification in Other Information section.

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 29

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2018

The following table summarizes the inputs used to value the Trust's investments at November 30, 2018 (See Note 6 in the Notes to Financial Statements):
		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Investments in Securities (Assets)	Quoted Prices	Inputs	Inputs		Total
Common Stocks	$123,420	$—	$46,227	*	$169,647
Warrant	—	—	—	*	—
Money Market Fund	4,964,021	—	—		4,964,021
Municipal Bonds	—	415,336,780	—		415,336,780
Corporate Bonds	—	23,872,813	—		23,872,813
Senior Floating Rate Interests	—	10,762,602	1,094,423	*	11,857,025
Asset-Backed Securities	—	5,698,543	—		5,698,543
Interest Rate Swap Agreements**	—	899,525	—		899,525
Total Assets	$5,087,441	$456,570,263	$1,140,650		$462,798,354
Investments in Securities (Liabilities)
Unfunded Loan Commitments (Note 11)	$—	$—	$142,903		$142,903

*	Includes securities with a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.
The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of November 30, 2018, reverse repurchase agreements of $46,764,179 are categorized as Level 2 within the disclosure hierarchy — See Note 7.
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended November 30, 2018, there were no transfers between levels.
See notes to financial statements.

30 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2018

Affiliated Transactions
Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.
Transactions during the period ended November 30, 2018, in which the company is an “affiliated person”, were as follows:
				Realized			Shares/
	Value			Appreciation	Change in	Value	Face Amount	Investment
Security Name	05/31/18	Additions	Reductions	(Depreciation)	Unrealized	11/30/18	11/30/18	Income
Common Stocks
Aspect Software
Parent, Inc.[1]*	$ 21,688	$ –	$ (179)	$ –	$(21,509)	$ –	$ 57	$ –
Targus Group International
Equity, Inc[1]*	46,584	–	–	–	(357)	46,227	17,838	–
Senior Floating Rate Interests
Aspect Software, Inc.
13.34% (3 Month
USD Libor + 11.00%,
Rate Floor: 12.00%)
due 05/25/20[3]	407,654	8,477	(9,816)	4,239	(52,809)	357,745	429,538	36,276
Targus Group International, Inc.
15.13% (1 month USD
Libor + 11.50%,
Rate Floor: 14.75%)
due 05/24/16[1,2,3]	–	–	–	–	–	–	213,492	–
Warrant
Aspect Software, Inc.[1]	–	–	–	–	–	–	38,673	–
	$ 475,926	$8,477	$(5,756)	$4,239	$(74,675)	$403,972		$36,276

*	Non-income producing security.
1	Security was fair valued by the Valuation Committee at November 30, 2018. The total market value of fair valued securities amounts to $46,227,(cost $475,118) or less than 0.1% of total net assets.
2	Security is in default of interest and/or principal obligations.
3
Variable rate security. Rate indicated is the rate effective at November 30, 2018. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 31

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	November 30, 2018

ASSETS:
Investments in unaffiliated issuers, at value (cost $414,599,743)	$461,494,857
Investments in affiliated issuers, at value (cost 904,656)	403,972
Cash	13,839
Segregated cash for swap agreements with broker	119,496
Prepaid expenses	6,919
Receivables:
Interest	8,163,580
Investments sold	38,641
Total assets	470,241,304
LIABILITIES:
Reverse repurchase agreements (Note 7)	46,764,179
Borrowings	35,509,544
Unfunded loan commitments, at value (Note 11) (Commitment fees received $307,508)	142,903
Interest due on borrowings	94,774
Segregated cash for swap agreements due to broker	78,801
Variation margin on swap agreements	8,044
Payable for:
Investments purchased	2,971,141
Investment advisory fees	231,205
Excise tax	225,000
Trustees’ fees and expenses*	24,360
Other liabilities	158,554
Total liabilities	86,208,505
NET ASSETS	$384,032,799
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares authorized,
17,416,307 shares issued and outstanding	$174,163
Additional paid-in capital	330,684,627
Total distributable earnings (loss)	53,174,009
NET ASSETS	$384,032,799
Shares outstanding ($0.01 par value with unlimited amount authorized)	17,416,307
Net asset value	$22.05
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See notes to financial statements.

32 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

STATEMENT OF OPERATIONS	November 30, 2018
For the Six Months Ended November 30, 2018 (Unaudited)

INVESTMENT INCOME:
Interest from securities of unaffiliated issuers	$14,630,656
Interest from securities of affiliated issuers	36,276
Total investment income	14,666,932
EXPENSES:
Investment advisory fees	1,422,554
Interest expense	1,344,068
Excise tax expense	225,000
Professional fees	86,779
Fund accounting fees	62,819
Administration fees	54,939
Trustees’ fees and expenses*	48,861
Printing fees	31,109
Custodian fees	15,637
Registration and filing fees	11,895
Transfer agent fees	9,309
Insurance	5,310
Miscellaneous	1,131
Total expenses	3,319,411
Net investment income	11,347,521
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	383,517
Investments in affiliated issuers	4,239
Swap agreements	334,004
Net realized gain	721,760
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(9,830,409)
Investments in affiliated issuers	(74,675)
Swap agreements	(213,719)
Net change in unrealized appreciation (depreciation)	(10,118,803)
Net realized and unrealized loss	(9,397,043)
Net increase in net assets resulting from operations	$1,950,478
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 33

STATEMENTS OF CHANGES IN NET ASSETS	November 30, 2018

	Period Ended
	November 30, 2018	Year Ended
	(Unaudited)	May 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$11,347,521	$25,849,925
Net realized gain on investments	721,760	2,060,284
Net change in unrealized appreciation (depreciation)
on investments	(10,118,803)	(12,192,609)
Net increase in net assets resulting from operations	1,950,478	15,717,600

Distributions to shareholders	(13,138,514)	(26,277,027)[1]

SHAREHOLDER TRANSACTIONS:
Net decrease in net assets	(11,188,036)	(10,559,427)
NET ASSETS:
Beginning of period	395,220,835	405,780,262
End of period	$384,032,799	$395,220,835
1 For the year ended May 31, 2018, the distributions to shareholders from net investment income and capital gains were as follows (See Note 14):

Net investment income	(23,544,443)
Capital gains	(2,732,584)

See notes to financial statements.

34 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

STATEMENT OF CASH FLOWS	November 30, 2018
For the Six Month Period Ended November 30, 2018 (Unaudited)

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$1,950,478
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	9,905,084
Net realized gain on investments	(387,756)
Net accretion of discount and amortization of premium	(474,732)
Purchase of long-term investments	(15,664,384)
Proceeds from sale of long-term investments	18,128,831
Paydowns received on mortgage and asset-backed securities	6,391,091
Net proceeds from sale of short-term investments	1,866,331
Corporate actions and other payments	59,396
Decrease in variation margin on swap agreements	38,839
Decrease in interest receivable	137,272
Decrease in investments sold receivable	539,056
Increase in prepaid expenses	(6,394)
Commitment fees received and repayments of unfunded commitments	(5,156)
Increase in interest due on borrowings	94,774
Decrease in investment advisory fees payable	(23,545)
Increase in investments purchased payable	2,671,141
Increase in trustees’ fees and expenses payable	5,918
Increase in excise tax payable	225,000
Increase in other liabilities	21,140
Net Cash Provided by Operating and Investing Activities	$25,472,384
Cash Flows From Financing Activities:
Distributions to common shareholders	(13,138,514)
Proceeds from reverse repurchase agreements	106,241,491
Payments made on reverse repurchase agreements	(109,990,826)
Proceeds from borrowings	5,000,000
Payments made on borrowings	(14,000,000)
Net Cash Used in Financing Activities	(25,887,849)
Net decrease in cash	(415,465)
Cash at Beginning of Period (including restricted cash)	469,999
Cash at End of Period (including segregated cash for
swap agreements with/due to broker)	$54,534
Supplemental Disclosure of Cash Flow Information: Cash paid during the
period for interest	$1,121,076

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 35

FINANCIAL HIGHLIGHTS	November 30, 2018

	Period Ended
	November 30, 2018		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		May 31, 2018	May 31, 2017	May 31, 2016	May 31, 2015	May 31, 2014
Per Share Data:
Net asset value, beginning of period	$22.69		$23.30	$23.30	$23.35	$23.26	$23.61
Income from investment operations:
Net investment income(a)	0.65		1.48	1.59	1.48	1.48	1.63
Net gain (loss) on investments (realized and unrealized)	(0.54)		(0.58)	(0.04)	0.13	0.27	(0.32)
Total from investment operations	0.11		0.90	1.55	1.61	1.75	1.31
Less distributions from:
Net investment income	(0.75)		(1.35)	(1.55)	(1.64)	(1.48)	(1.60)
Capital gains	—		(0.16)	—	(0.02)	(0.18)	(0.06)
Total distributions to shareholders	(0.75)		(1.51)	(1.55)	(1.66)	(1.66)	(1.66)
Net asset value, end of period	$22.05		$22.69	$23.30	$23.30	$23.35	$23.26
Market value, end of period	$21.23		$21.44	$23.23	$22.28	$21.64	$21.69
Total Return(b)
Net asset value	0.56%		3.93%	6.81%	7.25%	7.64%	6.15%
Market value	2.56%		(1.23%)	11.62%	10.95%	7.52%	3.54%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$384,033		$395,221	$405,780	$405,820	$406,668	$405,039
Ratio to average net assets of:
Total expenses, including interest expense(c)	1.64	%(f)	1.65%	1.54%	1.38%	1.32%	1.35%
Net investment income, including interest expense	5.82	%(f)	6.42%	6.80%	6.47%	6.26%	7.37%
Portfolio turnover rate	3%		8%	6%	7%	11%	10%
Senior Indebtedness
Borrowings – committed facility agreement (in thousands)	$35,510		$44,510	$47,509	$61,710	$35,510	$30,964
Asset coverage per $1,000 of borrowings(d)	$11,815		$9,879	$9,541	$7,576	$12,452	$14,081
Supplemental asset coverage per $1,000 of borrowings(e)	$13,132		$11,014	$10,966	$9,030	$14,993	$16,953

See notes to financial statements.

36 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	November 30, 2018

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Trust’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Excluding interest expense, the operating expense ratios for the six months ended November 30, 2018 and the years ended May 31 would be:

November 30,
2018	2018	2017	2016	2015	2014
0.95%	0.99%	1.00%	0.99%	1.02%	1.02%

(d)	Calculated by subtracting the Trust’s total liabilities (not including the borrowings) from the Trust’s total assets and dividing by the borrowings.
(e)	Calculated by subtracting the Trust’s total liabilities (not including the borrowings or reverse repurchase agreements) from the Trust’s total assets and dividing by the borrowings.
(f)	Annualized.
See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 37

NOTES TO FINANCIAL STATEMENTS (Unaudited)	November 30, 2018

Note 1 – Organization
Guggenheim Taxable Municipal Managed Duration Trust (the “Trust”) (formerly known as Guggenheim Build America Bonds Managed Duration Trust) was organized as a Delaware statutory trust on June 30, 2010. The Trust is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. There can be no assurance that the Trust will achieve its investment objectives. The Trust’s investment objectives are considered fundamental and may not be changed without shareholder approval.
Note 2 – Significant Accounting Policies
The Trust operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
(a) Valuation of Investments
The Board of Trustees of the Trust (the “Board”) has adopted policies and procedures for the valuation of the Trust's investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Trust’s securities and/or other assets.
Valuations of the Trust’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Trust's officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.
If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the

38 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2018

last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.
Open-end investment companies are valued at their net asset value (“NAV”) as of the close of business on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sales price.
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA”, or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.
Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at their NAV.
Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes in a non-active market. If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
The value of interest rate swap agreements entered into by the Trust are accounted for using the unrealized gain or loss on the agreements that is determined using the spread priced off the previous day’s Chicago Mercantile Exchange (“CME”) price.
Investments for which market quotations are not readily available are fair-valued as determined in good faith by GFIA, subject to review by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value". Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

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(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Paydown gains and losses on mortgage and asset-backed securities are treated as interest income. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.
Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.
(c) Senior Loans
Senior loans in which the Trust invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown on the Schedule of Investments.
(d) Interests in When-Issued Securities
The Trust may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Trust on such interests or securities in connection with such transactions prior to the date the Trust actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Trust will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date.
(e) Currency Translations
The accounting records of the Trust are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Trust. Foreign investments may also subject the Trust to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.
The Trust does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market

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prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.
Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Trust’s accounting records on the date of receipt, if any, is shown as net realized gains or losses on foreign currency transactions on the Trust’s Statement of Operations.
Foreign exchange unrealized appreciation or depreciation on assets and liabilities, other than investments, if any, is shown as unrealized appreciation (depreciation) on foreign currency translation on the Trust’s Statement of Operations.
(f) Distributions to Shareholders
The Trust declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
(g) Swaps
A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Trust may enter into swap agreements to manage its exposure to interest rates and/or credit risk, to generate income or to manage duration. Swaps are valued daily at current market value and the variation margin is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Trust’s basis in the swap and the proceeds of the closing transaction, including any fees. Upon termination of a swap agreement, a payable to or receivable from swap counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions. The line item is removed upon settlement according to the terms of the swap agreement.
Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Trust are included as part of realized gain (loss) on the Statement of Operations.
(h) Indemnifications
Under the Trust’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Trust enters into contracts that contain a variety of

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representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.
Note 3 – Derivatives
As part of its investment strategy, the Trust utilizes derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Accounting Policies in Note 2 of these Notes to Financial Statements.
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Trust uses derivative instruments, how these derivative instruments are accounted for and their effects on the Trust’s financial position and results of operations.
The Trust may utilize derivatives for the following purposes:
Duration: the use of an instrument to manage the interest rate risk of a portfolio.
Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Trust utilizing over-the-counter (“OTC”) swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value.
Certain standardized swaps are subject to mandatory central clearing and are executed on a multilateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like an exchange-traded futures contract. Upon entering into a centrally-cleared swap transaction, the Trust is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Trust, depending on fluctuations in the fair value of the reference entity. For Trusts utilizing interest rate swaps, the exchange bears the risk of loss.

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Interest rate swaps involve the exchange by the Trust with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.
The following table represents the Trust’s use and volume of interest rate swaps on a quarterly basis:
	Average Notional
	Amount
Use	Pay	Receive
Hedge	$ –	$82,000,000

Derivative Investment Holdings Categorized by Risk Exposure
The following is a summary of the location of derivative investments on the Trust's Statement of Assets and Liabilities as of November 30, 2018:
Derivative Investment Type	Asset Derivatives
Interest Rate Contracts	Variation margin on swap agreements

The following table sets forth the fair value of the Trust's derivative investments categorized by primary risk exposure at November 30, 2018:
Asset Derivative Investments Value
Swaps Interest	Total Value at
Rate Risk	November 30, 2018
$ 899,525*	$ 899,525
*	Includes cumulative appreciation (depreciation) on swap agreements as reported on the Schedule of Investments. Variation margin is reported within the Statement of Assets and Liabilities.
The following is a summary of the location of derivative investments on the Trust's Statement of Operations for the period ended November 30, 2018:
Derivative Investment Type	Location of Gain (Loss) on Derivatives
Interest Rate Contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Trust's realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the period ended November 30, 2018:
Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Swaps Interest
Primary Risk Exposure	Rate Risk	Total
Interest Rate Risk	$ 334,004	$ 334,004

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Net Change in Unrealized Appreciation (Depreciation) on Derivative Investments
Recognized on the Statement of Operations
Swaps Interest
Primary Risk Exposure	Rate Risk	Total
Interest Rate Risk	$ (213,719)	$ (213,719)

In conjunction with the use of derivative instruments, the Trust is required to maintain collateral in various forms. The Trust uses, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Trust.
The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.
Note 4 – Offsetting
In the normal course of business, the Trust enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Trust to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.
In order to better define their contractual rights and to secure rights that will help the Trust mitigate their counterparty risk, the Trust may enter into an International Swaps and Derivatives Association Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Trust and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Trust and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable or received as collateral by the Trust in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Trust, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Trust, as applicable. Generally, the amount of collateral due from or to a counter party must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Trust from its counterparties are not fully collateralized, contractually or otherwise, the Trust bears the risk of loss from counterparty nonperformance. The Trust attempts to

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mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties. For financial reporting purposes, the Trust does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
The following table presents secured financing transactions that are subject to enforceable netting arrangements and offset in the Statement of Assets and Liabilities in conformity with U.S. GAAP.
			Net Amount	Gross Amounts Not
		Gross Amounts	of Liabilities	Offset in the Statement
	Gross	Offset in the	Presented on	of Assets and Liabilities
	Amounts of	Statement of	the Statement		Cash
	Recognized	Assets and	of Assets and	Financial	Collateral	Net
Instrument	Liabilities[1]	Liabilities	Liabilities	Instruments	Pledged	Amount
Reverse
Repurchase
Agreements	$46,764,179	$ –	$46,764,179	$46,764,179	$ –	$ –
1 Centrally cleared swaps are excluded from these reported amounts.

The following table presents deposits held by others in connection with derivative investments as of November 30, 2018. The Trust has the right to offset these deposits against any related liabilities outstanding with each counterparty.
Counterparty	Asset Type	Cash Pledged	Cash Received
Bank of America Merrill Lynch	Interest Rate Swap agreements	$119,496	$78,801

Note 5 – Fees and Other Transactions with Affiliates
Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or “Sub-Adviser”), provides personnel including certain officers required for the Trust’s administrative management, and compensates the officers and trustees of the Trust who are affiliates of the Adviser. As compensation for these services, the Trust pays the Adviser a fee, payable monthly, in an amount equal to 0.60% of the Trust’s average daily managed assets.
Pursuant to a Sub-Advisory Agreement among the Trust, the Adviser and GPIM, GPIM under the supervision of the Trust’s Board and the Adviser, provides a continuous investment program for the Trust’s portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Trust who are GPIM’s affiliates. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.30% of the Trust’s average daily managed assets.
For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Trust’s total assets minus the sum of its accrued liabilities. Total assets means all of the Trust’s assets and is not limited to its investment securities. Accrued liabilities means all of the Trust’s liabilities other than borrowings for investment purposes.

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Certain officers of the Trust may also be officers, directors and/or employees of the Adviser or GPIM. The Trust does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.
GFIA engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass through basis.
MUFG Investor Services (US), LLC (“MUIS”) acts as the Trust’s administrator and accounting agent. As administrator and accounting agent, MUIS is responsible for maintaining the books and records of the Trust’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Trust’s custodian. As custodian, BNY is responsible for the custody of the Trust’s assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Trust’s average daily managed assets, subject to certain minimum monthly fees, and out of pocket expenses.
Note 6 – Fair Value Measurement
In accordance with U.S. GAAP, fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Trust’s investments. When values are not available from a pricing service, they may be computed by the Trust’s Adviser or an affiliate. In any event, values may be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Trust’s assets and liabilities are categorized as Level 2, as indicated in this report.
Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Trust’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although

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indicative quotes are typically received from established market participants, the Trust may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in an indicative quote would generally result in significant changes in the fair value of the security.
Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates. The Trust’s fair valuation guidelines categorize these securities as Level 3.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.
Note 7 – Reverse Repurchase Agreements
The Trust may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Trust temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker—dealer, in return for cash. At the same time, the Trust agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Trust may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Trust enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Trust’s assets. As a result, such transactions may increase fluctuations in the market value of the Trust’s assets. For the period ended November 30, 2018, the average daily balance for which reverse repurchase agreements were outstanding amounted to $46,196,088. The weighted average interest rate was 2.82%. As of November 30, 2018, there was $46,764,179 in reverse repurchase agreements outstanding.
As of November 30, 2018, the Trust had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:
	Range of
Counterparty	Interest Rates	Maturity Dates	Face Value
Royal Bank of Canada	3.06%	02/01/2019	$33,911,028
BNP Paribas Bank	2.88%*	Open Maturity	12,397,412
JPMorgan Chase & Co.	2.25% - 2.75%*	12/21/2018	455,739
			$46,764,179
*
The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set reference rate and spread. Rate indicated is the rate effective at November 30, 2018.

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The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of November 30, 2018 aggregated by asset class of the related collateral pledged by the Trust:
	Overnight and	Up to		Greater than
	Continuous	30 days	31-90 days	90 days	Total
Municipal Bonds	$12,397,412	$ —	$33,911,028	$ —	$46,308,440
Corporate Bonds	—	455,739	—	—	455,739
Total Borrowings	$12,397,412	$455,739	$33,911,028	$ —	$46,764,179
Gross amount of recognized
liabilities for reverse
repurchase agreements	$12,397,412	$455,739	$33,911,028	$ —	$46,764,179

Note 8 – Borrowings
On February 27, 2015, the Trust entered into a $125,000,000 credit facility agreement with an approved lender. Under the credit facility, the interest rate on the amount borrowed was based on the 3 month LIBOR plus 85 basis points, and an unused commitment fee of 25 basis points was charged on the difference between the amount available to borrow under the credit agreement and the actual amount borrowed, if the Trust borrows less than 50% available. On February 27, 2017, the terms were amended such that the unused commitment fee applies if the Trust borrows less than 75% of the amount available. On March 15, 2018, the terms were further amended such that the interest rate on the amount borrowed is based on the 1 Month USD LIBOR plus 80 basis points. On June 15, 2018, the terms were amended such that the interest rate on the amount borrowed is based on the 3 month LIBOR plus 75 basis points, and an unused commitment fee of 20 basis points is charged on the difference between the amount available to borrow under the credit agreement and the actual amount borrowed. As of November 30, 2018, there was $35,509,544 outstanding in connection with the Trust’s credit facility. The average daily amount of borrowings on the credit facilities during the period was $37,733,588 with a related average interest rate of 3.18%. The maximum amount outstanding during the period ended was $49,509,544. As of November 30, 2018, the total value of securities segregated and pledged as collateral in connection with borrowings was $42,686,212.
The Trust’s current credit facility agreement includes usual and customary covenants. These covenants impose on the Trust asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Trust’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Trust over which the counterparty has a lien. In addition, the Trust is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.
There is no guarantee that the Trust’s leverage strategy will be successful. The Trust’s use of leverage may cause the Trust’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

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Note 9 – Federal Income Tax Information
The Trust intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.
The Trust is subject to an excise tax of 4% of the amount by which 98% of the Trust’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year.
Tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Trust’s tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Trust’s financial statements. The Trust’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.
At November 30, 2018, the cost of securities for Federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value were as follows:
Net
	Tax	Tax	Unrealized
	Unrealized	Unrealized	Appreciation
Tax Cost	Appreciation	Depreciation	(Depreciation)
415,505,051	48,950,346	(1,657,043)	47,293,303

As of May 31, 2018, (the most recent fiscal year end for federal income tax purposes) tax components of accumulated earnings were as follows:

Undistributed	Accumulated	Net Unrealized	Accumulated
Ordinary	Long-Term	Appreciation	Capital and
Income	Capital Gain	(Depreciation)	Other Losses	Total
$5,843,901	$1,001,168	$57,516,976	$0	$64,362,045

For the year ended May 31, 2018, (the most recent fiscal year end for federal income tax purposes) the tax character of distributions paid to shareholders as reflected in the Statement of Changes in Net Assets was as follows:
Ordinary	Long-Term	Total
Income	Capital Gain	Distributions
$23,544,443	$2,732,584	$26,277,027
Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.
For all open tax years and all major jurisdictions, management of the Trust has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns that would not meet a more—likely—than not threshold of being sustained by the

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applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).
Note 10 – Securities Transactions
For the period ended November 30, 2018, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives transactions, were $15,664,384 and $18,128,831, respectively.
The Trust is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Trust from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period November 30, 2018, the Trust engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:
Purchases	Sales	Realized Gain
$ –	$1,012,500	$12,500

Note 11 – Unfunded Loan Commitments
Pursuant to the terms of certain loan agreements, the Trust held unfunded loan commitments as of November 30, 2018. The Trust is obligated to fund these loan commitments at the borrower’s discretion. The Trust reserves against such contingent obligations by designating cash, liquid securities, and liquid term loans as a reserve. As of November 30, 2018, the total amount segregated in connection with reverse repurchase agreements and unfunded loan commitments was $128,247,612.
The unfunded loan commitments as of November 30, 2018, were as follows:
Borrower	Maturity Date	Face Amount	Value
Lytx, Inc.	08/31/22	$ 26,316	$ 2,468
Solera LLC	03/03/21	2,212,500	140,435
		$ 2,238,816	$ 142,903

Note 12 – Restricted Securities:
The securities below are considered illiquid and restricted under guidelines established by the Board:
Restricted Securities	Acquisition Date	Cost	Value
Central Storage Safety Project Trust
4.82% due 02/01/38	02/02/18	$ 7,268,146	$ 6,919,878
Icon Brand Holdings LLC
2012-1A, 4.23% due 01/25/43	07/13/16	99,301	92,749
		$ 7,367,447	$ 7,012,627

50 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2018

Note 13 – Capital
Common Shares
The Trust has an unlimited amount of common shares, $0.01 par value, authorized and 17,416,307 issued and outstanding. Transactions in common shares were as follows:
	Period Ended	Year Ended
	November 30, 2018	May 31, 2018
Beginning Shares	17,416,307	17,416,307
Shares issued through dividend reinvestment	–	–
Ending shares	17,416,307	17,416,307

Note 14 – Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets.
As of November 30, 2018, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Trust’s financial statements and related disclosures nor did it impact the Trust’s net assets or results of operations.
Note 15 – Recent Accounting Pronouncements
In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “2017 ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The 2017 ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The 2017 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the “2018 ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The 2018 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.
Note 16 – Subsequent Events
The Trust evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Trust’s financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 51

OTHER INFORMATION (Unaudited)	November 30, 2018

Federal Income Tax Information
In January 2019, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2018.
Sector Classification
Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Trust’s registration statement, the Trust has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Trust usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

52 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	November 30, 2018

Trustees
The Trustees of the Guggenheim Taxable Municipal Managed Duration Trust and their principal business occupations during the past five years:

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held with	and Length of		Fund Complex	Other Directorships
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years	Overseen	Held by Trustees
Independent Trustees:
Randall C. Barnes	Trustee	Since 2010	Current: Private Investor (2001-present).	49	Current: Trustee, Purpose Investments
(1951)					Funds (2013-present).
Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);
			President, Pizza Hut International (1991-1993); Senior Vice President,		Former: Managed Duration Investment
			Strategic Planning and New Business Development, PepsiCo,		Grade Municipal Fund (2003-2016).
Inc. (1987-1990).
Donald A.	Trustee and	Since 2014	Current: Retired.	48	Former: Midland Care, Inc. (2011-2016).
Chubb, Jr.	Chairman of
(1946)	the Valuation		Former: Business broker and manager of commercial real estate,
	Oversight		Griffith & Blair, Inc. (1997-2017).
Committee
Jerry B. Farley	Trustee and	Since 2014	Current: President, Washburn University (1997-present).	48	Current: CoreFirst Bank & Trust
(1946)	Chairman of				(2000-present)
the Audit
	Committee				Former: Westar Energy, Inc.
(2004-2018).
Roman	Trustee and	Since 2010	Current: Founder and Managing Partner, Roman Friedrich & Company	48	Current: Zincore Metals, Inc.
Friedrich III	Chairman of		(1998-present).		(2009-present).
(1946)	the Contracts
Review Committee

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 53

OTHER INFORMATION (Unaudited) continued	November 30, 2018

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held with	and Length of		Fund Complex	Other Directorships
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:
Ronald A. Nyberg	Trustee and	Since 2010	Current: Partner, Momkus LLC (2016-present).	49	Current: PPM Funds (February 2018-
(1953)	Chairman of				present); Edward-Elmhurst Healthcare
	the Nominating		Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive		System (2012-present); Western Asset
	and Governance		Vice President, General Counsel, and Corporate Secretary, Van Kampen		Inflation-Linked Opportunities &
	Committee		Investments (1982-1999).		Income Fund (2004-present); Western
Asset Inflation-Linked Income Fund
(2003-present).
Maynard F.	Trustee	Since 2014	Current: Retired.	48	Current: Defense Orientation
Oliverius					Conference Association (January 2019-
(1943)			Former: President and CEO, Stormont-Vail HealthCare (1996-2012).		present); Robert J. Dole Institute of
Politics (2016-present); University of
Minnesota MHA Alumni Philanthropy
Committee (2009-present); Fort Hays
State University Foundation
(1999-present).

Former: Stormont-Vail Foundation
(2013-2018); Topeka Community
Foundation (2009-2014).
Ronald E.	Trustee and	Since 2010	Current: Portfolio Consultant (2010-present); Member, Governing Council,	48	Current: Western Asset Inflation-Linked
Toupin, Jr.	Chairman of		Independent Directors Council (2013-present); - Governor, Board of		Opportunities & Income Fund (2004-
(1958)	the Board		Governors, Investment Company Institute (2016-2018).		present); Western Asset Inflation-Linked
Income Fund (2003-present).
Former: Member, Executive Committee, Independent Directors Council
			(2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset		Former: Managed Duration Investment
			Management (1998-1999); Vice President, Nuveen Investment Advisory		Grade Municipal Fund (2003-2016);
			Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment		Bennett Group of Funds (2011-2013).
Trusts (1991-1999); and Assistant Vice President and Portfolio Manager,
Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen &
Co., Inc. (1982-1999).

54 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	November 30, 2018

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held with	and Length of		Fund Complex	Other Directorships
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years	Overseen	Held by Trustees
Interested Trustee:
Amy J. Lee***	Trustee, Vice	Since	Current: Interested Trustee, certain other funds in the Fund Complex	157	None.
(1961)	President and	2018	(2018-present); President and Chief Executive Officer (2017-present)
	Chief Legal	(Trustee)	and Chief Legal Officer, certain other funds in the Fund Complex
	Officer		(2014-present); Senior Managing Director, Guggenheim
		Since 2014	Investments (2012-present); Vice President, certain other funds
		(Chief Legal	in the Fund Complex (2007-present).
Officer)
Former: President and Chief Executive Officer (2017-February 2018);
		Since 2012	Vice President, Associate General Counsel and Assistant Secretary,
		(Vice	Security Benefit Life Insurance Company and Security Benefit
		President)	Corporation (2004-2012).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	Each Trustee serves an indefinite term, until his or her successor is duly elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.

— Messrs. Oliverius, Toupin and Ms. Lee are Class III Trustees. Class III Trustees are expected to stand for re-election at the Trust’s annual meeting of shareholders for the fiscal year ended
    May 31, 2019.

— Messrs. Barnes, Chubb and Ms. Lee are Class I Trustees. Class I Trustees are expected to stand for re-election at the Trust’s annual meeting of shareholders for the fiscal year ended May 31, 2020.

— Messrs. Farley, Friedrich and Nyberg are Class II Trustees. Class II Trustees are expected to stand for re-election at the Trust’s annual meeting of shareholders for the fiscal year ended
    May 31, 2021.

***	This Trustee is deemed to be an "interested person" of the Trust under the 1940 Act by reason of her position with the Trust’s Adviser and/or the parent of the Adviser.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 55

OTHER INFORMATION (Unaudited) continued	November 30, 2018

OFFICERS
The Officers of the Guggenheim Taxable Municipal Managed Duration Trust, who are not Trustees, and their principal occupations during the past five years:

	Position(s)	Term of Office
Name, Address*	held with	and Length of	Principal Occupations
and Year of Birth	the Trust	Time Served**	During Past Five Years
Officers:
Brian E. Binder	President and	Since	Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President and Chief Executive
(1972)	Chief Executive	2018	Officer, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Senior Managing Director and Chief
	Officer		Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset
Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).
Joanna M.	Chief	Since 2012	Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments
Catalucci	Compliance		(2012-present).
(1966)	Officer
Former: AML officer, certain funds in the Fund Complex (2016-2017); Chief Compliance Officer and Secretary, certain other funds in the Fund
Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief
Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).
James M. Howley	Assistant	Since 2006	Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex
(1972)	Treasurer		(2006-present).

Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).
Keith D. Kemp	Assistant	Since 2016	Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director of Guggenheim
(1960)	Treasurer		Investments (2015-present).

Former: Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-April 2018); Managing Director and Director, Transparent Value,
LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital
Investment Management (2007-2009).
Mark E. Mathiasen	Secretary	Since 2010	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
(1978)

56 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	November 30, 2018

	Position(s)	Term of Office
Name, Address*	held with	and Length of	Principal Occupations
and Year of Birth	the Trust	Time Served**	During Past Five Years
Officers continued:
Glenn McWhinnie	Assistant	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
(1969)	Treasurer
Michael P.	Assistant	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Megaris	Secretary
(1984)
Adam J. Nelson	Assistant	Since 2015	Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).
(1979)	Treasurer
Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant
Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).
Kimberly J. Scott	Assistant	Since 2012	Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
(1974)	Treasurer
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund Administration, Van Kampen
Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments,
Inc./Morgan Stanley Investment Management (2005-2009).
Bryan Stone	Vice	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).
(1979)	President
Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
John L. Sullivan	Chief	Since 2010	Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior
(1955)	Financial		Managing Director, Guggenheim Investments (2010-present).
Officer, Chief
	Accounting		Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010);
	Officer and		Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004);
	Treasurer		Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 57

OTHER INFORMATION (Unaudited) continued	November 30, 2018

	Position(s)	Term of Office
Name, Address*	held with	and Length of	Principal Occupations
and Year of Birth	the Trust	Time Served**	During Past Five Years
Officers continued:
Jon Szafran	Assistant	Since 2017	Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).
(1989)	Treasurer
Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America)
Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland
Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**
Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Trust.

58 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	November 30, 2018

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common shares of the Trust will be automatically reinvested by the Plan Administrator for shareholders in the Trust’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Trust. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Trust for you. If you wish for all dividends declared on your common shares of the Trust to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Trust declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Trust (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open- Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 59

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	November 30, 2018

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Trust. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170: Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

60 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

TRUST INFORMATION	November 30, 2018

Board of Trustees
Randall C. Barnes
Donald A. Chubb, Jr.
Jerry B. Farley
Roman Friedrich III
Amy J. Lee*
Ronald A. Nyberg
Maynard F. Oliverius
Ronald E. Toupin, Jr.,
Chairman
* Trustee is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act)
  (“Interested Trustee”) of the Trust because of her affiliation with Guggenheim Investments.
Principal Executive Officers
Brian E. Binder
President and Chief Executive Officer
Joanna M. Catalucci
Chief Compliance Officer
Amy J. Lee
Vice President and Chief Legal Officer
Mark E. Mathiasen
Secretary
John L. Sullivan
Chief Financial Officer, Chief Accounting Officer and Treasurer
Investment Adviser
Guggenheim Funds Investment Advisors, LLC
Chicago, IL
Investment Sub-Adviser
Guggenheim Partners Investment
Management, LLC
Santa Monica, CA
Administrator and Accounting Agent
MUFG Investor Services (US), LLC
Rockville, MD
Custodian
The Bank of New York Mellon Corp.
New York, NY
Legal Counsel
Skadden, Arps, Slate, Meagher &
Flom LLP
New York, NY
Independent Registered Public Accounting Firm
Ernst & Young LLP
Tysons, VA

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 61

TRUST INFORMATION continued	November 30, 2018

Privacy Principles of Guggenheim Taxable Municipal Managed Duration Trust for Shareholders
The Trust is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Trust restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Guggenheim Taxable Municipal Managed Duration Trust?
• If your shares are held in a Brokerage Account, contact your Broker.
• If you have physical possession of your shares in certificate form, contact the Trust’s Transfer Agent: Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866)
  488-3559 or online at www.computershare.com/investor
This report is sent to shareholders of Guggenheim Taxable Municipal Managed Duration Trust for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Trust or of any securities mentioned in this report.
A description of the Trust’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Trust at (888) 991-0091.
Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091, by visiting the Trust’s website at guggenheiminvestments.com/gbab or by accessing the Trust’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available on the SEC website at www.sec.gov or at guggenheiminvestments.com/gbab. The Trust’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Trust from time to time may purchase shares of its common stock in the open market or in private transactions.

62 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

This Page Intentionally Left Blank

ABOUT THE FUND MANAGERS

Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.
Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.
Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.
Guggenheim Funds Distributors, LLC 227 West Monroe Street Chicago, IL 60606 Member FINRA/SIPC (01/19)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-GBAB-SAR-1118

Item 2.  Code of Ethics.
Not applicable for a semi-annual reporting period.
Item 3.  Audit Committee Financial Expert.
Not applicable for a semi-annual reporting period.
Item 4.  Principal Accountant Fees and Services.
Not applicable for a semi-annual reporting period.
Item 5.  Audit Committee of Listed Registrants.
Not applicable for a semi-annual reporting period.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for a semi-annual reporting period.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
(a) Not applicable for a semi-annual reporting period.
(b) There has been no change, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the registrant's most recent annual report on Form N-CSR

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.
Item 11.  Controls and Procedures.
(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.
(b)      There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.
Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a) The registrant has not participated in securities lending activities during the period covered by this report.
(b) Not applicable.
Item 13.  Exhibits.
(a)(1) Not applicable
(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.
(a)(3) Not applicable.
(b)       Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Guggenheim Taxable Municipal Managed Duration Trust
By:       /s/ Brian Binder
Name:  Brian Binder
Title:    President and Chief Executive Officer
Date:    February 8, 2019
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:       /s/ Brian Binder
Name:  Brian Binder
Title:    President and Chief Executive Officer
Date:    February 8, 2019
By:       /s/ John L. Sullivan
Name:  John L. Sullivan
Title:    Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:    February 8, 2019